STANDARD COMMERCIAL-INDUSTRIAL TRIPLE NET LEASE
                                BASIC TERMS SHEET

     This Basic Terms Sheet to that certain Standard Commercial-Industrial Triple Net Lease between the parties listed below is for the convenience of the parties in quickly referencing certain of the basic terms of the Lease. It is not intended to serve as a complete summary of the Lease. In the event of any inconsistency between this Basic Terms Sheet and the Lease, the applicable Lease provision shall prevail and control.

DATE OF LEASE (See PARAGRAPH 1):              August 7, 1997

NAME OF LESSOR (See PARAGRAPH 1):             Holualoa Peoria Avenue Industrial,
                                              LLC, an Arizona limited liability
                                              company

NAME OF LESSEE (See PARAGRAPH 1):             Titan Motorcycle Co. of America,
                                              a Nevada corporation

LESSEE'S TELEPHONE NUMBER:                    (602) 861-6977

ADDRESS OF PREMISES (See PARAGRAPH 2):        2222 W. Peoria Avenue, Suite A,
                                              Phoenix, Arizona

APPROXIMATE GROSS RENTABLE
AREA OF PREMISES (See PARAGRAPH 12):          18,048 square feet

LESSEE'S PERCENTAGE OF INSURANCE,
REAL PROPERTY TAX AND CAM
AMOUNTS (See PARAGRAPH 12):                   29.35%

LEASE COMMENCEMENT DATE (See SECTION 3.1):    The business day following full
                                              execution of this Lease.

LEASE EXPIRATION DATE (See SECTION 3.1):      March 31, 2004

MONTHLY BASE RENT (See PARAGRAPH 4):          SEE ADDENDUM

ADDITIONAL RENT                               1. Rental Tax (See SECTION 4.1)

                                              2. Insurance Amount (See SECTION
                                                 8.10)

                                              3. Real Property Tax Amount
                                                 (SECTION 10.1)

                                              4. CAM Amount (See PARAGRAPH 11)

LESSEE'S SECURITY DEPOSIT (See PARAGRAPH 5):  $9,800

LESSEE'S PERMITTED USE (See SECTION 6.1):     Assembly and sales of motorcycle
                                              parts and related general office
                                              and administration (see SECTION
                                              6.1(A) for a more complete
                                              description)

ADDRESS FOR LESSOR:                           Holualoa Peoria Avenue Industrial,
                                                LLC
                                              c/o Wessex Service Companies
                                              2828 N. Central Avenue
                                              Suite #1060
                                              Phoenix, Arizona 85004
                                              Attn: Susan Maher

LESSOR:                                       LESSEE:

HOLUALOA PEORIA AVENUE INDUSTRIAL,            TITAN MOTORCYCLE CO. OF AMERICA,
LLC, an Arizona limited liability company     INC., a Nevada corporation

By:      Holualoa Arizona, Inc.
         an Arizona corporation
Its:     Manager

By: /s/ Sandra M. Alter                       By: /s/ Francis S. Keery
    ----------------------------------            ------------------------------
Its: Authorized Agent                         Name: Francis S. Keery
     ---------------------------------              ----------------------------
Name: Sandra M. Alter                         Its: CEO
      --------------------------------             -----------------------------
Date: 8/7/97                                  Date: 8/7/99
      --------------------------------              ----------------------------

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                 STANDARD COMMERCIAL-INDUSTRIAL TRIPLE NET LEASE

1. PARTIES. This Lease, dated AUGUST 7, 1997, for reference purposes only, is made by and between HOLUALOA PEORIA AVENUE INDUSTRIAL, LLC, an Arizona limited partnership ("Lessor"), and TITAN MOTORCYCLE CO. OF AMERICA, INC., a Nevada corporation ("Lessee").

2. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all the conditions set forth herein, the premises demised by this Lease, located at 2222 W. PEORIA AVENUE, SUITE A (the "Premises"), together with a nonexclusive tight to use the parking and common areas (collectively, the "Common Areas"), surrounding the Premises and within the project commonly known as Peoria Avenue Industrial (the "Project"). The location of the Premises and the parameters of the Common Areas and the Project are shown on Exhibit "A" attached hereto. All dimensions and areas quoted herein or in any exhibit attached hereto are approximate and are based on gross rentable area, rather than solely on areas designed for the exclusive use and occupancy of tenants.

3. TERM.

     3.1. TERM. The term of this Lease shall COMMENCE ON THE BUSINESS DAY FOLLOWING FULL EXECUTION OF THIS LEASE ("Commencement Date") and END ON MARCH 31, 2004 ("Expiration Date"), unless sooner terminated pursuant to any provision hereof ("Term"). Lessor shall deliver possession of the Premises to Lessee on the Commencement Date.

     3.2. INTENTIONALLY DELETED.

4. RENT.

     4.1. MONTHLY BASE RENT. Lessee shall pay to Lessor a monthly base rental as set forth in the Addendum hereto. The monthly base rental due hereunder shall be payable to Lessor by the first day of each month during the Term at the address stated herein or to such other persons or at such other places as Lessor may designate in writing and shall be paid in lawful money of the United Slates of America. The Lessee further agrees to pay Lessor, in addition to the rent as provided herein, all privilege, sales, excise, rental and other taxes (except income taxes) imposed now or hereinafter imposed by any governmental authority upon the rentals and all other amounts herein provided to be paid by the Lessee. Said payment shall be in addition to and accompanying each monthly rental payment made by Lessee to Lessor.

     The base rental set forth in this SECTION 4.1 is a negotiated figure and shall govern whether or not the actual gross rentable square footage of the Premises is the same as set forth in PARAGRAPH 12 hereof. Lessee shall have no right to withhold, deduct or offset any amount from the base monthly rental or any other sum due hereunder even if the actual gross rentable square footage of the Premises is less than that set forth in PARAGRAPH 12. Rent for any period during the Tern, which is for less than one month shah be a pro rata portion of the monthly installment.

     4.2. INTENTIONALLY DELETED.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof NINE THOUSAND EIGHT HUNDRED AND NO/100 DOLLARS ($9,800.00) as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of the Lease, Lessor may use, apply, or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum for which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated, and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the Term and after Lessee has vacated the Premises. Any mortgagee of Lessor, purchaser of the Project, or beneficiary of a deed of trust shall be relieved and released from any obligation to return said deposit in the event such mortgagee, beneficiary of deed of trust or purchaser becomes the owner of the Project by reason of foreclosure or trustee's sale (including deed in lieu thereof) or proceeding in lieu of foreclosure or trustees sale unless said deposit shall have been actually delivered so such mortgagee, beneficiary of deed of trust or purchaser. Such release, however, shall not relieve the person or entity who owned the Project immediately prior to acquisition of title by such mortgagee, beneficiary of deed of trust or purchaser of any obligation he or it may have to return said deposit.

6. USE.

     6.1. PERMITTED USES.

          (a) The Premises are to be used only for THE DESIGN, ASSEMBLY, SALES AND DISTRIBUTION OF NEW MOTORCYCLES, MOTORCYCLE PARTS AND MOTORCYCLE ACCESSORIES. IN ADDITION, THE OPERATION WILL INCLUDE WELDING, ASSEMBLY, PAINTING, MACHINING, TESTING, POLISHING AND OTHER ALLIED ACTIVITIES, AND RELATED GENERAL OFFICE AND ADMINISTRATION ("Permitted Use") and for no other business or purpose whatsoever without the prior written consent of Lessor. No act shall be done in or about the Premises that is unlawful. Lessee shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act or thing which unreasonably disturbs the quiet enjoyment of any other lessee in the Project, taking into account, however, Lessee's Permitted Use of the Premises. If any of Lessee's machines or equipment unreasonably disturb any other lessee in the Project, then Lessee shall provide adequate insulation, or take such other action as may be necessary to eliminate the noise or disturbance. Lessee, at its expense, shall comply with all laws relating to its use and occupancy of the Premises and shall observe such reasonable rules and regulations as may be adopted and made available to Lessee by Lessor from

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
time to time for the safety, cars and cleanliness of the Premises or the Project and for the preservation of good order therein.

          (b) Lessee warrants that the operation of its business shall be conducted in strict compliance with all applicable recorded private covenants, conditions and restrictions and all applicable federal, state and local environmental, safety and other pertinent laws, rules, regulations and ordinances and that any alterations necessary to the Premises by reason of such covenants, conditions, restrictions, laws, rules, regulations and ordinances, including, without limitation, The Americans With Disabilities Act shall be at Lessee's sole cost and expense. Lessee represents and warrants to Lessor that there is no risk to Lessee, Lessee's visitors and others using the Premises arising from Lessee's operations. Lessee shall indemnify, defend and hold harmless Lessor from and against any claim, liability, expense, lawsuit, loss or other damage, including reasonable attorneys' fees, arising from or relating to Lessee's use of the Premises or Lessees activities within the Project or any violations of the Americans with Disabilities Act due to the use of the Premises by Lessee, its employees, subtenants, agents, guests or invitees.

     6.2. CONDITION OF PREMISES. Lessee hereby accepts the Premises in their condition existing as of the date of the execution hereof or in the condition described on the attached EXHIBIT "B," whichever is applicable, subject to all applicable laws, ordinances and regulations governing and regulating the use of the Premises, and subject to all matters disclosed thereby, Lessee acknowledges that neither Lessor nor Lessor's agents has made any representation or warranty as to the suitability of the Premises for the conduct of Lessee's business and that Lessee and its agents and contractors have been provided with an opportunity to thoroughly inspect the Premises and the Project

     6.3. HAZARDOUS MATERIALS.

          (a) As used herein, the term "Hazardous Material" shall mean any substance or material which has been determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property, including all of those materials and substances designated as hazardous or toxic by the city in which the Premises arc located, the U.S. Environmental Protection Agency, the Consumer Product Safety Commission, the U.S. Food and Drug Administration, the Arizona Department of Environmental Quality, the Pima County Department of Environmental Quality, or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment.

          (b) Lessee agrees not to introduce any Hazardous Material in, on or adjacent to the Premises or in, on or adjacent to the Project without (i) obtaining Lessor's prior written approval, (ii) providing Lessor with thirty
(30) days prior written notice of the exact amount, nature, and manner of intended use of such Hazardous Materials, and (iii) complying with all applicable federal, state and local laws, rules, regulations, policies and authorities relating to the storage, use, disposal and clean-up of Hazardous Materials, including, but not limited to, the obtaining of all proper permits.

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
          (c) Lessee shall immediately notify Lessor of any inquiry, test, investigation, or enforcement proceeding by, against or directed at Lessee or the Premises concerning a Hazardous Material. Lessee acknowledges that Lessor, as the owner of the Premises, shall have the right, at its election, in its own name to negotiate, defend, approve, and appeal, at Lessee's expense, any action taken or order issued by any applicable governmental authority with regard so a Hazardous Material released onto the Premises or the Project by Lessee.

          (d) If Lessee's storage, use or disposal of any Hazardous Material in, on or adjacent to the Premises or the Project results in any contamination of the Premises, the Project, the soil, surface or groundwater thereunder or the air above and around the Premises and the Project (i) requiring remediation under federal, state or local statutes, ordinances, regulations or policies, or
(ii) at  levels,  in excess of de  minimum  levels,  which are  unacceptable  to
Lessor, in Lessor's reasonable discretion, Lessee agrees so clean-up the contamination immediately, at Lessee's sole cost and expense. Lessee further agrees so indemnify, defend and hold Lessor harmless from and against any claims, suits, causes of action, costs, damages, loss and fees, including attorneys' fees and costs, arising out of or in connection with (i) any clean-up work, inquiry or enforcement proceeding relating to Hazardous Materials currently or hereafter used, stored or disposed of by Lessee or its agents, employees, contractors or invitees on or about the Premises or the Project, and
(ii) the use, storage, disposal or release by Lessee or its agents, employees, contractors or invitees of any Hazardous Materials on or about the Premises or the Project.

          (e) Notwithstanding any other right of entry granted to Lessor under this Lease, Lessor shall have the right to enter the Premises or to have consultants enter the Premises throughout the Term at reasonable times and upon reasonable prior notice to Lessee for the purpose of determining: (1) whether the Premises are in conformity with federal, state and local statutes, regulations, ordinances and policies, including those pertaining to the environmental condition of the Premises; (2) whether Lessee has complied with this PARAGRAPH 6; and (3) the corrective measures, if any, required of Lessee to ensure the safe use, storage and disposal of Hazardous Materials. Lessee agrees to provide access and reasonable assistance for such inspections. Such inspections may include, but are not limited to, entering the Premises with machinery for the purpose of obtaining laboratory samples. Lessor shall not be limited in the number of such inspections during the Term. If, during such inspections, it is found that Lessee's use of Hazardous Materials constitutes a violation of this Lease, Lessee shall reimburse Lessor for the cost of such inspections within ten (10) days of receipt of a written statement therefor. If such consultants determine that the Premises are contaminated with Hazardous Material as a result of a release(s) by Lessee or are in violation of any applicable environmental law, and such violation did not exist prior to the Commencement Date, Lessee shall, in a timely manner, at its expense, remove such Hazardous Materials or otherwise comply with the recommendations of such consultants to the reasonable satisfaction of Lessor and any applicable governmental agencies. If Lessee fails to do so, Lessor, at its sole discretion, may, in addition to all other remedies available to Lessor under this Lease and at law and in equity, cause the violation and/or contamination to be remedied at Lessee's sole cost and expense. The right granted to Lessor herein to inspect the Premises shall not create a duty on Lessor's part to inspect the Premises, or liability of Lessor for Lessee's use, storage or disposal of Hazardous

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Materials,  it being understood that Lessee shall be solely  responsible for all liability in connection therewith.

          (f) Lessee shall surrender the Premises to Lessor upon the expiration or earlier termination of this Lease free of Hazardous Materials (other than those, if any, existing as of the Commencement Date) and in a condition which complies will, all governmental statutes, ordinances, regulations and policies, recommendations of consultants hired by Lessor, and such other reasonable requirements as may be imposed by Lessor.

          (g)   Lessee's   obligations   under   this   PARAGRAPH   6  and   all
indemnification obligations of Lessee under this Lease shall survive the expiration or earlier termination of this Lease.

7. MAINTENANCE, REPAIRS AND ALTERATIONS.

     7.1. LESSOR'S OBLIGATIONS. Subject to the provisions of PARAGRAPH 9 and except for damage caused by any negligent or intentional actor omission of Lessee, Lessee's agents, employees or invitees and except for Lessor's right to include certain costs as Total Common Area Charges pursuant to PARAGRAPH 11, Lessor, at Lessor's expense, shall keep in good order, condition, and repair the foundations, exterior and load bearing walls, and the exterior roof of the Premises (including the structural support thereof). Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition, and repair.

     7.2. LESSEE'S OBLIGATIONS.

          (a) Lessee shall, at its expense throughout the Term, maintain, service, replace, and keep in good repair the interior of the Premises except those items for which Lessor is specifically made responsible under SECTION 7.1, and mechanical equipment of the Premises, and all other aspects of the Premises including such items as floors, ceilings, walls, doors, glass, plumbing, paint, heating, ventilating and air conditioning equipment, partitions, electrical equipment, wires, and electrical fixtures, and surrender same upon the expiration of the Term in the same condition as received, ordinary wear and tear excepted. Lessee shall give Lessor prompt written notice of any defects or breakage in the structure, equipment, fixtures, or of any unsafe condition upon or within the Premises. Maintenance, repairs, and replacements to the mechanical, plumbing, electrical, and heating, ventilating and air conditioning systems serving the Premises shall be performed by licensed contractors, acceptable to Lessor in its reasonable discretion.

          (b) Lessee shall enter into and keep in force during the Term a preventive maintenance contract with a licensed heating and air conditioning contractor acceptable to Lessor providing for the regular inspection and maintenance of the heating, ventilating and air conditioning equipment serving the Premises.

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          (c) On the last day of the Tern, or on any sooner termination,  Lessee shall surrender the Premises to Lessor in the same condition as received, broom clean, ordinary wear and tear and damage by fire or other casualty excepted. Lessee shall repair any damage to the Premises occasioned by the removal of its trade fixtures, finishings and equipment pursuant to SECTION 7.3, which repair shall include without limitation the patching and filling of holes and repair of structural damage.

     7.3. ALTERATIONS AND ADD-ONS.

          (a) Alterations, improvements, additions, utility installations or removal of any fixtures may not be made to the Premises without the prior written consent of Lessor, and any alterations, improvements, additions or utility installations to the Premises, excepting movable furniture and machinery and trade fixtures, shall, at Lessor's option, become part of the realty and belong to Lessor upon the expiration or earlier termination of this Lease. However, this shall not prevent Lessee from installing trade fixtures, machinery, or other trade equipment in conformance with all applicable ordinances, regulations and laws. Lessee shall keep the Premises, the building in which the Premises are located, and the land on which the Premises are situated free from any liens arising out of any work performed for, material furnished to, or obligations incurred by the Lessee. It is further understood and agreed that under no circumstance is the Lessee to be deemed the agent of the Lessor for any alteration, repair, or construction within the Premises, the same being done at the sole expense of the Lessee. All contractors, materialmen, mechanics, and laborers are hereby charged with notice that they must look only to the Lessee for the payment of any charge for work done and materials furnished upon the Premises during the Term.

          (b) Upon the expiration or sooner termination of the Tern, Lessee shall, upon written demand by Lessor, at Lessee's sole expense, with due diligence, remove any alteration, addition or improvement made by Lessee, designated by Lessor to be removed (except the Leasehold Improvements described in EXHIBIT "B"), and repair any damage to the Premises caused by such removal. Lessee shall remove all of its movable property and trade fixtures which can be removed without damage to the Premises at the expiration or earlier termination of this Lease and shall pay Lessor for all damages from injury to the Premises or Project resulting from such removal.

8. INSURANCE; INDEMNITY.

     8.1. LESSEE'S LIABILITY INSURANCE. Lessee shall, at Lessee's expense, obtain and keep in force during the Term a policy of commercial general liability insurance written on an occurrence basis insuring Lessee against any liability arising out of the use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be primary and not contributing with any insurance maintained by Lessor, shall have a combined single limit of liability of $2,000,000 and shall name Lessor as an additional insured. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. Said insurance shall have a Lessor's Protective Liability endorsement attached thereto, and shall contain a contractual liability endorsement covering all indemnification obligations of Lessee hereunder. If

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Lessee shall fail to procure and maintain said insurance,  Lessor may, but shall not be required to, procure and maintain the same, but at the expense of Lessee.

     8.2. LESSEE'S PROPERTY INSURANCE. Lessee shall, at Lessees expense, obtain and keep in force during the Tenn a policy or policies of insurance covering loss or damage to Lessees personal property, merchandise, stock in trade, fixtures and equipment located on the Premises from time to time, in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (special form).

     8.3. LESSOR'S LIABILITY INSURANCE. Lessor shall obtain and keep in force during the Term a policy of commercial general liability insurance written on an occurrence basis insuring Lessor against any liability arising out of the ownership, use, occupancy, or maintenance of the Project including the Common Areas. Such insurance shall have a combined single limit of liability of at least $2,000,000.

     8.4. LESSOR'S PROPERTY INSURANCE. Lessor shall obtain and keep in force during the Term a policy or policies of insurance covering loss or damage to the Project, in the amount of the fall replacement value thereof, exclusive of footings and foundations, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (special form). Lessee understands and agrees that the insurance described in this SECTION 8.4 will not cover Lessees personal property, merchandise, stock in trade, trade fixtures and equipment

     8.5. BUSINESS INTERRUPTION INSURANCE. Lessor may, at its option, obtain and keep in force during the Tern a policy of business interruption insurance in an amount sufficient to cover any loss of income from the Project fora period of twelve (12) months.

     8.6. INSURANCE POLICIES. Insurance required hereunder shall be in companies rated "A-XII" or better by A. M. Best Co., in Best's Key guide. On or prior so the Commencement Date, Lessee shall deliver to Lessor copies of policies of liability insurance required under SECTION 8.1 and policies of casualty insurance required by SECTION 8.2 or certificates evidencing the existence and amounts of such insurance, and in the case of the liability insurance policy indicating that Lessor has been named an additional insured thereunder. All such policies and certificates of insurance shall state explicitly that such insurance shall not be cancelable or subject to reduction of coverage or other modification except upon at least thirty (30) day's advance written notice by the insurer to Lessor. Lessee shall furnish Lessor with renewals or "binders" thereof not less than ten (10) days prior to the cancellation or termination of any such policy, failing which, if Lessor does not receive such renewals or "binders" within one (1) business day after written request to Lessee, Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in SECTIONS
8.2 and 8.3. Either party may provide any required insurance under a so-called blanket policy or policies covering other parties and locations and may maintain

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the required coverage by a so-called umbrella policy or policies, so long as the required coverage is not thereby diminished.

     8.7. WAIVER OF SUBROGATION. Lessee and Lessor each hereby waives any and all rights of recovery against the other, or against the officers, partners, employees, agents, and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against and actually covered under any property insurance policy in forte at the time of such loss or damage, but such waiver extends only to the extent of the actual insurance coverage. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     8.8. INDEMNITY. Lessee shall indemnify, defend and hold harmless Lessor and its managers, members, agents and employees from and against any and all claims, losses, costs, liabilities and damages, including, without limitation, attorneys' fees and costs, arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work, or things done, permitted, or suffered by Lessee in or about the Premises, and shall further indemnify, defend and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessees part to be performed under the terms of this Lease or arising from any negligence of the Lessee, or any of the Lessee's agents, contractors or employees, and from and against all costs, attorneys' fees, expenses, and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon, or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor. Lessor shall indemnify, defend and hold harmless Lessee and its officers, directors, shareholders, agents and employees from and against any and all claims, losses, costs, liabilities and damages, including, without limitation, attorneys' fees and costs, arising from any accident, injury or damage occurring on the Common Areas, but only if and to the extent such claim, loss, cost, liability or damage is covered by Lessor's liability insurance provided for in SECTION 8.3 (or would have been covered by such insurance if Lessor fails to maintain same), and shall farther indemnify, defend and hold harmless Lessee from and against any and all claims arising from any breach or default in the performance of any obligation on Lessor's part to be performed under the terms of this Lease, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon.

     8.9. EXEMPTION OF LESSOR FROM LIABILITY.

          (a) Lessee hereby agrees that Lessor and its agents shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise, or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage,

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
leakage, obstruction, or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or light fixtures, or from any other cause whether said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any actor neglect of any other lessee, if any, of the building in which the Premises are located.

          (b) No individual partners, shareholders, directors, officers, employees or agents of Lessor or individual, member of a joint venture, tenancy in common, firm or partnership, general or limited, which may be the Lessor or any successor in interest shall be subject to personal liability with respect to any of the covenants or conditions of this Lease. The Lessee shall look solely to the equity of the Lessor in the Project, and the rents, issues and profits derived therefrom, and to no other assets of Lessor, for the satisfaction of the remedies of the Lessee in the event of a breach by the Lessor. Lessee will not seek recourse against the individual partners, shareholders, directors, officers, employees or agents of Lessor or an individual, member of a joint venture, tenancy in common, firm or partnership, general or limited, which may be the Lessor or any successor in interest or any of their personal assets for such satisfaction. It is mutually agreed that this clause is and shall be considered an integral part of this Lease.

     8.10. LESSEE'S PROPORTIONATE SHARE OF INSURANCE PREMIUMS. Lessee shall pay during the Term, as additional rent and in addition to all other charges due hereunder, Lessee's proportionate share (calculated in the manner described in PARAGRAPH 12) of the premiums for the insurance required or permitted to be carried by Lessor hereunder (the "Insurance Amount"), whether the Insurance Amount shall be the result of the nature of Lessee's occupancy, any actor omission of Lessee, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises or the Project, or otherwise. Lessee shall pay Lessor in advance its monthly estimated share of the Insurance Amount together with all applicable rental taxes due thereon, within ten (10) days after receipt of an invoice from Lessor setting forth Lessors estimate of such amount. Within ninety (90) days following the end of each calendar year during the Term, or as soon thereafter is reasonably possible, Lessor shall furnish Lessee with a statement of all of Lessor's insurance costs for the Project for the previous calendar year indicating the computation of Lessee's proportionate share of such costs for such calendar year and the payments made by Lessee during such calendar year. If Lessee's aggregate estimated monthly payments actually paid to Lessor for the calendar year are greater than Lessee's proportionate share of all of Lessor's insurance costs for the Project for such calendar year, Lessor shall promptly pay the excess to Lessee or shall apply the excess to any past due amounts owing from Lessee to Lessor if the payments made are less than Lessees proportionate share, Lessee shall pay the difference so Lessor within ten (10) days of its receipt of such statement.

9. DAMAGE OR DESTRUCTION.

     9.1. RECONSTRUCTION OF PREMISES. If during the Term all or past of the Premises should be destroyed partially or totally by fire or other casualty,

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
this Lease shall continue thereafter in fall force and effect, except as hereinafter provided, and the Lessor shall cause the reconstruction of the Premises within the one hundred eighty (180) days following such destruction to substantially the same condition in which it existed at the time immediately preceding such destruction. Lessee's obligation to pay rental to Lessor hereunder shall abate from the date of such destruction until completion of such reconstruction and the Term hereof shall be automatically extended for a period of time equivalent to that during which rent is abated as aforesaid. Should the Premises be partially damaged or destroyed, rent shall be abated in the same proportion as the destruction affects Lessee's ability to occupy and use the Premises for its intended purposes. Notwithstanding the foregoing, Lessor or Lessee shall have thirty (30) days following the total destruction of the Premises or the partial destruction of the Premises to the extent of fifty percent (50%) or greater of the full replacement value thereof, exclusive of footings and foundations, to elect in writing not to commence reconstruction, repair or replacement of the Premises. In the event of such an election by Lessor, this Lease shall be deemed terminated and of no farther force or effect. If Lessor determines that reconstruction of the Premises cannot be completed within one hundred eighty (180) days following such destruction, Lessor shall notify Lessee of such fact and this Lease shall thereupon be deemed terminated and of no farther force or effect.

     9.2. FORCE MAJEURE. If Lessor is bona fide delayed or hindered in or prevented from the performance of any term, covenant or act required in SECTION
9.1 by reason of strikes, labor troubles, inability to procure materials or services, power failure, sabotage, rebellion, war, act of God, or other reason of a like nature, any of which must be beyond the reasonable control of Lessor, financial inability excepted, then the performance of that term, covenant or act is excused for the period of the delay and the reconstruction period shall be deemed correspondingly extended.

     9.3. ABATEMENT SOLE REMEDY. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration of the Premises.

10. REAL PROPERTY TAXES.

     10.1. PAYMENT OF LESSEE'S PROPORTIONATE SHARE OF TAXES. Lessor shall pay all real property taxes applicable to the Premises; provided, however, that Lessee shall pay, as additional rent hereunder and in addition to all other charges due hereunder, Lessee's proportionate share (as defined in PARAGRAPH 12) of real property taxes applicable to the Project (the "Real Property Tax Amount"). Lessee shall pay Lessor in advance its monthly estimated share of the Real Property Tax Amount, together with all applicable rental taxes due thereon, within ten (10) days after receipt of an invoice from Lessor setting forth Lessor's estimate of such amount. Within ninety (90) days following the end of each calendar year during the Term or as soon thereafter as is reasonably possible, Lessor shall furnish Lessee with a statement of all real property taxes relating to the Project for the previous calendar year indicating the computation of Lessee's proportionate share of such real property taxes for such calendar year and the payments made by Lessee during such calendar year. If Lessee's aggregate estimated monthly payments actually paid to Lessor for the calendar year are greater than Lessee's proportionate share of all real property

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
taxes relating to the Project for such calendar year, Lessor shall promptly pay the excess to Lessee or shall apply the excess to any past due amounts owing from Lessee to Lessor; if the payments made are less than Lessee's proportionate share, Lessee shall pay the difference to Lessor within ten (10) days of its receipt of such statement. If the Term does not commence or expire concurrently with the commencement or expiration of the tax year, Lessee's liability for real property taxes for the such partial year shall be prorated on an annual basis.

     10.2. DEFINITION OF "REAL PROPERTY TAX". As used herein, the term "real property tax" shall include any form of assessment, fee, levy, penalty or tax (other than inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax or assess, including any city, county, state, or federal government, any school, agricultural, lighting, drainage, or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises, the Project and the real property of which the Premises and the Project are a part.

     10.3. PERSONAL PROPERTY TAXES.

          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment, and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment, and all other personal property to be assessed and billed separately from the real property of Lessor.

          (b) If any of Lessee's personal property shall be assessed and billed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessees property.

11. COMMON AREA CHARGES.

     11.1.  GENERALLY.  In  addition  to the  rental  and other  charges  herein provided to be paid by Lessee to Lessor, Lessee shall pay to Lessor, as additional rent and as Lessee's share of the cost of maintaining, operating, repairing and managing the Project, Lessee's proportionate share (as defined in PARAGRAPH 12) of the Total Common Area Charges (as hereinafter defined) for any calendar year during the Term (the "CAM Amount"). Lessee shall pay Lessor in advance its monthly estimated proportionate share (as described in PARAGRAPH 12) of the Total Common Area Charges, together with all applicable rental taxes due thereon, within ten (10) days after receipt of an invoice from Lessor setting forth Lessor's estimate of such amount. Within ninety (90) days following the end of each calendar year during the Term or as soon thereafter as is reasonably possible, Lessor shall furnish Lessee with a statement of all Total Common Area Charges for the Project for the previous calendar year indicating the computation of Lessee's proportionate share of the Total Common Area Charges for such calendar year and the payments made by Lessee during such calendar year (the "Actual Statement"). If Lessee's aggregate estimated monthly payments actually paid to Lessor for the calendar year are greater than Lessee's proportionate share of the Total Common Area Charges for such calendar year,

Lessor shall promptly pay the excess to Lessee or shall apply the excess to any past due amounts owing from Lessee to Lessor, if the payments made are less than Lessee's proportionate share, Lessee shall pay the difference to Lessor within ten (10) days of its receipt of such statement Total Common Area Charges shall consist of all costs and expenses of every type associated with the management, repair, maintenance, and insuring of the Common Areas including, without limitation, costs and expenses for the following: gardening and landscaping; utilities, water and sewer charges; premiums for liability, property damage and casualty insurance and workman's compensation insurance; all personal property taxes levied on or attributable to personal property used in connection with the Common Areas; straight line depreciation on personal property owned by Lessor which is consumed in the operation or maintenance of the Common Areas; rental or lease payments paid by Lessor for rented or leased personal property used in the operation or maintenance of Common Areas; fees for required licenses and permits; refuse disposal charges; repairing, resurfacing, repaving, maintaining, painting, lighting, cleaning, refuse removal, security and similar items; repair and maintenance of exterior roofs and exterior painting of the Project (except the initial painting of the exterior of the Project after the Commencement
Date); fees paid to property managers; and other similar costs and expenses relating to the Common Areas. Said Total Common Area Charges shall farther include all charges for regular preventive maintenance service, repair and maintenance of mechanical equipment including, without limitation, healing, ventilating and air conditioning equipment, which serves the Common Areas, the cost of lighting, maintenance and repair of the Project identification signs, and the cost of repairing and maintaining the plumbing, electrical and other off-Premises facilities serving the Premises or the Project. Notwithstanding the foregoing to the contrary, Total Common Area Charges shall include costs of a capital nature (including, without limitation, capital improvements, capital replacements, capital repairs, capital equipment and capital tools) only to the extent of the amortization on a straight-line basis of the same over the useful life (together with interest at the rate of twelve percent (12%) per annum on the unamortized balance), but only if the same are: (i) reasonably intended to produce a reduction in operating charges or energy consumption; or (ii) required after the date of this Lease under any governmental law or regulation that was not applicable to the Project or any portion thereof at the Commencement Date; or (iii) for the repair or replacement of any equipment needed to operate the Project at the same quality level as prior to the replacement.

     11.2. LESSEE'S AUDIT RIGHT. If Lessee disputes the amount of Total Common Area Charges set forth in any Actual Statement delivered by Lessor, Lessee shall have the right, to be exercised, if at all, not later than six (6) months following receipt of such Actual Statement, to cause Lessor's books and records with respect to the preceding calendar year to be audited by a certified public accountant mutually acceptable to Lessor and Lessee. The amounts payable under
Section 11.1 by Lessor to Lessee or by Lessee to Lessor, as the case maybe, shall be appropriately adjusted on the basis of such audit. If such audit discloses a liability for farther refund by Lessor to Lessee in excess of five percent (5%) of the payments previously made by Lessee for such calendar year, Lessor shall pay for the cost of the audit; otherwise, Lessee shall pay for the cost of the audit. If Lessee fails to request an audit within the six (6) month period, such Actual Statement shall be conclusively binding upon Lessor and Lessee.

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
12. PROPORTIONATE SHARE. For purposes of SECTIONS 8.10 and 10.1 and PARAGRAPHS 11 AND 13, Lessee's proportionate share to be used to calculate the Insurance Amount, the Real Property Tax Amount the CAM Amount and Lessee's responsibility for any utilities supplied to the Premises which are not separately metered shall be a fraction, the numerator of which is the total first floor gross rentable square footage of the Premises, and the denominator of which is the total first floor gross rentable square footage of the entire Project, from time to time. The parties agree that as of the Commencement Date, Lessee's proportionate share will be 29.35 PERCENT, which figure is derived by dividing 18,048 SQUARE FEET by 61,492 SQUARE FEET. Lessees proportionate share as of the Commencement Date, as described above, is a negotiated figure and shall govern whether or not the actual rentable square footage of the Premises and/or the entire Project as of the Commencement Date is the same as that described above.

13. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, and other utilities and services supplied to the Premises, together with any taxes thereon. If any utility supplied to the Premises is not separately metered, Lessee shall pay its proportionate share of the cost thereof as Total Common Area Charges.

14. ASSIGNMENT AND SUBLETTING.

     14.1. LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law, assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessees interest in this Lease or in the Premises, without Lessor's prior written consent. Any attempted assignment, transfer, mortgage, encumbrance, or subletting without such consent shall be void, and shall constitute a breach of this Lease. Lessor shall not unreasonably withhold its consent to an assignment or sublease by Lessee.

     14.2. NO RELEASE OF LESSEE. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessees obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

15. DEFAULTS; REMEDIES.

     15.1. DEFAULTS. The occurrence of anyone or more of the following events shall constitute a material default and breach of this Lease by Lessee:

          (a) The abandonment of the Premises by Lessee. For purposes hereof, Lessee shall not be deemed to have abandoned the Premises merely by vacating the same, so long as Lessee continues to comply with all of its obligations under this Lease, including its obligation to pay rent and other sums due hereunder.

          (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder within ten (10) days after written notice from Lessor that the same is due. Notwithstanding the foregoing to the contrary, Lessor shall not be required to give notice to Lessee that rent or any other payment required to be made by Lessee hereunder is due more than once in any twelve (12) month period. Thereafter, without notice, the failure by Lessee to make any such payment with ten (10) days of the date when due shall constitute a material default and breach of this Lease by Lessee.

          (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in Subsection (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, if the nature of such failure is such that it cannot reasonably be cured within the thirty (30) day period, then Lessee shall have such additional time as is reasonably required to cure such failure, but in no event more than ninety (90) days after written notice thereof from Lessor to Lessee, provided Lessee commences to cure during the thirty (30) day period and proceeds to cure with diligence and continuity.

          (d) (i) The making by Lessee of any general assignment or general arrangement for the benefit of creditors; (ii) the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty
(60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessees interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution, or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessees interest in this Lease, where such seizure is not discharged within thirty (30) days.

          (e) The chronic delinquency by Lessee in the payment of monthly rental, or any other periodic payment required to be paid by Lessee under this Lease. "Chronic delinquency" shall mean failure by Lessee to pay monthly rental, or any other periodic payment required to be paid by Lessee under this Lease, within ten (10) days as described in SECTION 15.1(B) above, for any three (3) months (consecutive or nonconsecutive) during any twelve (12) month period. In the event of the chronic delinquency, at Lessor's option, Lessor shall have the additional right to require that monthly rental be paid by Lessee quarter-annually, in advance, for the remainder of the Term.

          (f) A guarantor, if any, of this Lease revokes or otherwise terminates, or purports to revoke or otherwise terminate (by option of law or otherwise), any guaranty of all or any portion of Lessee's obligations under this Lease.

          (g)  Any   default   or   breach  by   Lessee   under   the   Standard
Commercial-Industrial Triple Net Lease, dated December 16, 1996, between Lessor and Lessee concerning Suites B, C, D, E of the Project.

     15.2. REMEDIES. In the event of any such material default or breach by Lessee, Lessor may as any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any other right or remedy which Lessor may have by reason of such default or breach:

          (a) Terminate this Lease by any lawful means, in which case Lessee shall immediately surrender possession of the Premises to Lessor. In such event, Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of die Premises, reasonable attorneys fees, and any real estate commission actually paid; the "worth at the time of award" established by the court having jurisdiction thereof of the amount by which the unpaid rent and other charges due for the balance of the Term after the time of Lessee's default exceeds the amount of such rental loss for the same period that Lessee proves by clear and convincing evidence could have been reasonably avoided; and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of 15% per annum. For purposes of this SECTION 15.2(A), "worth at the time of award" of the amount referred to above shall be computed by discounting each amount by a rate equal to the prime rate (or its equivalent) of Bank One, Arizona at the time of the award, but in no event more than an annual rete of ten percent (10%).

          (b) Re-enter the Premises, without terminating this Lease, and remove any property from the Premises, in which case Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent and all other amounts due hereunder as they become due. No re-entry or taking possession of the Premises by Lessor pursuant to this
SECTION 15.2 or other action on Lessor's part shall be construed as an election to terminate the Lease unless a written notice of such intention is given to Lessee or unless the termination thereof is decreed by a court of competent jurisdiction. Lessor's election not to terminate this Lease pursuant to this
SECTION 15.2(B) or pursuant to any other provision of this Lease shall not preclude Lessor from subsequently electing to terminate this Lease or pursuing any of its other remedies.

          (c) Maintain Lessee's right to possession, in which case this Lease shall continue in effect, whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent and all other amounts due hereunder as they become due.

          (d) Pursue any other or additional remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of Arizona, including, without limitation, the imposition of a landlords lien against any property located within the Premises.

          The remedies set forth herein shall be deemed cumulative and not exclusive.

     15.3. DEFAULT BY LESSOR. Lessor shall not be deemed in default unless Lessor fails to perform obligations required of Lessor within a reasonable time,

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
but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing specifying wherein Lessor has failed to perform such obligations; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within such 30- day period and thereafter diligently prosecutes the same to completion. If Lessor does not perform, Lessor's mortgagee may perform in Lessor's place and Lessee must accept such performance. Except in the event of an actual or constructive eviction, in no event shall Lessee have the right to terminate this Lease as a result of Lessor's default, and Lessee's remedies shall be limited to damages and/or an injunction. Notwithstanding the preceding sentence to the contrary, if Lessor or its mortgagee fails to perform as required above in this SECTION 15.3, then Lessee shall be permitted to make reasonable repairs to the Premises as set forth in the default notice referred to above from Lessee. In the event Lessee exercises its rights hereunder, Lessor will reimburse Lessee the reasonable cost thereof within thirty (30) days following receipt of a copy of the invoice and lien waiver from the contractor performing such repairs. In the event Lessor fails to reimburse Lessee the cost of such repairs within thirty (30) days following Lessor's receipt of an invoice and lien waiver, then Lessee shall be permitted to withhold from the next installment of monthly base rental an amount equal to the lesser of (i) the reasonable cost for such repairs, or (ii) twenty-five percent (25%) of the monthly base rental otherwise due and payable for such month. In the event the reasonable cost of such repairs is greater than twenty-five percent (25%) of the monthly base rental payable for the month in question, then Lessee shall be permitted to withhold from future installments of monthly base rental an amount equal to twenty-five percent (25%) of the monthly base rental on a monthly basis until such time as the amount withheld equals the cost incurred by Lessee in making such repairs.

     15.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited so, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee on or before the expiration of any applicable cure period, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

16. CONDEMNATION. If less than twenty percent (20%) of the gross rentable floor area of the Premises is taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called condemnation"), this Lease shall terminates to the part so taken as of the date one (1) day prior to the earlier of the date when the condemning authority takes tide or possession. If twenty percent (20%) or more of the floor area of the

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
Premises is taken by condemnation, either Lessor or Lessee may terminate this Lease by providing the other with written notice thereof within ten (10) days following the date when the condemning authority takes title or possession, whichever first occurs. If neither Lessor or Lessee elects to terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the gross rentable floor area taken bean to the total gross rentable floor area of the original Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value or the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss or damage to Lessee's trade fixtures and removable property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall, to the extent of severance damages actually received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair. Lessor shall notify Lessee within ten (10) days after becoming aware of a potential condemnation.

17. GENERAL PROVISIONS.

     17.1. ESTOPPEL CERTIFICATE.

          (a) Lessee shall at any time upon not less than ten (10) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges art paid in advance, if any; (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed; and (iii) setting forth such other statements with respect to this Lease as may be reasonably requested by Lessor. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Project.

          (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance.

          (c) If Lessor desires to finance or refinance the Project, or any part thereof Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements of Lessee as may be reasonably required by such lender. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

     17.2. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises. In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

     17.3. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     17.4. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the rate of 15% per annum from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease.

     17.5. TIME OF ESSENCE. Time is of the essence.

     17.6. CAPTIONS. Section and paragraph captions not a part hereof.

     17.7. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the pasties in interest at the time of the modification.

     17.8. NOTICES AND PAYMENTS. All notices and demands which may be required or permitted to be given to either party hereunder shall be in writing, and all such notices and demands hereunder shall be sent by certified United States mail, return receipt requested, postage prepaid, or hand delivered to the addresses set out below or to such other person or place as each party may from time to time designate in a notice to the other. All payments due hereunder shall be sent by first class United States mail, postage prepaid or hand delivered to the address of the Lessor set out below or to such other person or place as Lessor may from time to time designate in a notice to Lessee. Notices and payments shall be deemed given and made upon actual receipt. Any notice, demand or payment required or permitted to be given or made hereunder shall be addressed to Lessor and Lessee, respectively, at the addresses set forth below:

         If to Lessor:     Holualoa Peoria Avenue Industrial, LLC
                           2813 E. Camelback Road, Suite 430
                           Phoenix, Arizona 85016
                           Attn:  Sandy Alter

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
                           Holualoa Peoria Avenue Industrial, LLC
                           c/o Wessex Companies
                           2828 N. Central Avenue, Suite 1060
                           Phoenix, Arizona 85004
                           Attn:  Susan Mahr

                           Holualoa Peoria Avenue Industrial, LLC
                           75-5706 Hanama Place, Suite 104
                           Kailua-Kona, Hawaii 96740
                           Attn:  Lynn Taube

         If to Lessee:     Titan Motorcycle Co. of America
                           2222 W. Peoria Avenue
                           Phoenix, Arizona 85029
                           Attn:  Frank Keery, CEO

     17.9. MORTGAGEE PROTECTION

          (a) If, in connection with obtaining financing for the Project or any portion thereof, Lessor's lender shall request reasonable modifications to this Lease as a condition to such financing, Lessee shall not unreasonably withhold, delay or defer its consent to such modifications, provided such modifications do not materially adversely affect Lessee's rights or increase Lessee's obligations under this Lease.

          (b) Lessee agrees to give to any trust deed or mortgage holder ("Holder"), by prepaid certified mail, return receipt requested, at the same time as it is given to Lessor, a copy of any notice of default given to Lessor, provided that prior to such notice Lessee has been notified, in writing, (by way of notice of assignment of rents and leases, or otherwise) of the address of such Holder. Lessee further agrees that if Lessor shall have failed to cure such default within the time provided for in this Lease, then the Holder shall have an additional twenty (20) days after expiration of such period, or after receipt of such notice from Lessee (if such notice to the Holder is required by this SECTION 17.9(B)), whichever shall lass occur, within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such twenty (20) days, any Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary, to effect such cure), in which event this Lessee shall not be terminated.

     17.10. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision

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
hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

     17.11. RECORDING. Lessee shall not record this Lease without Lessor's prior written consent, and such recordation shall, at the option of Lessor, constitute a non-curable default of Lessee hereunder. At Lessee's request, Lessor shall execute and allow the recordation of a short form memorandum of this Lease, in form reasonably acceptable to Lessor, but only if prior to execution thereof by Lessor, Lessee executes and delivers to Lessor, in recordable form, a properly acknowledged quitclaim deed or other instrument extinguishing all of Lessee's rights and interests in and to the Project and the Premises, and designating Lessor as the grantee, which deed or other instrument shall be held by Lessor and may be recorded by Lessor upon the termination or expiration of this Lease.

     17.12. HOLDING OVER. If Lessee remains in possession of the Premises or any part thereof after the expiration of the Term hereof, without the written consent of Lessor, such occupancy shall be a tenancy at sufferance, for which Lessee shall pay a monthly base real of one hundred twenty-five percent (125%) of the monthly base rental in effect immediately prior to the expiration of the Term plus all other charges payable hereunder, and upon all the terms hereof applicable to such a tenancy at sufferance.

     17.13. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     17.14. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

     17.15. BINDING EFFECT; CHOICE or LAW. Subject to any provision hereof restricting assignment or subletting and subject to the provision of SECTION 17.2, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Arizona.

     17.16. SUBORDINATION.

          (a) This Lease, at Lessor's option and upon written notice to Lessee, shall be automatically subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, as to any ground lease, mortgage, deed of trust, or any other hypothecation for security hereafter placed upon the Project, such subordination shall be conditioned upon the ground lessor, mortgagee, beneficiary under deed of trust or holder of any other hypothecation recording a non-disturbance agreement in favor of Lessee in such party's customary form. If Lessor or any mortgagee, trustee, or ground lessor shall elect to have this Lease prior to the lien of a mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be automatically deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust, or ground lease or the date of recording thereof.

          (b) Lessee agrees to execute any commercially reasonable documents required to further evidence or effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute, and irrevocably appoint Lessor as Lessee's attorney in fact and in Lessees name, place and stead, to do so.

     17.17. ATTORNEYS' FEES. If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party shall be entitled to its reasonable attorneys' fees in any such action, on trial or appeal, to be paid by as fixed by the court.

     17.18. LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times and upon reasonable prior notice to Lessee between 8 a.m. and 5 p.m. weekdays for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, consultants and other professionals and making such alterations, repairs, improvements, or additions to the Premises or to the building of which they are a part as Lessor may reasonably deem necessary or desirable. In connection with such entry and in connection with carrying out any of its responsibilities hereunder or its privileges as the owner of the Project, Lessor shall be entitled to erect such scaffolding and other necessary structures or equipment as reasonably may be required by the character of the work to be performed, provided that Lessor shall not unreasonably interfere with the conduct of Lessee's business. Except as specifically provided herein to the contrary, no entry by Lessor hereunder nor any work performed by Lessor to the Premises or the Project shall entitle Lessee to terminate this Lease or to a reduction or abatement of rent or other amounts owed by Lessee hereunder nor to any claim for damages. Lessor may at any time place on or about the Premises any ordinary "For Sale," and during the last six (6) months of the Term, "For Lease" signs. Lessor and Lessor's agent shall have the right to enter the Premises at any time in the case of an emergency.

     17.19. SIGNS AND AUCTIONS. Lessee shall not place any sign upon the Premises or conduct any auction from the Premises without Lessor's prior written consent.

     17.20. MERGER. The voluntary or other surrender of this Lease by Lessee or a mutual cancellation thereof shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

     17.21. AUTHORITY. If Lessee is a corporation, a limited liability company, partnership or other entity, each individual executing this Lease on behalf of said entity represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said entity, and that this Lease is binding upon said entity in accordance with its terms. If Lessee is a corporation, a limited company, partnership or other entity, Lessee shall deliver to Lessor, upon

Lessees execution of this Lease, evidence reasonably satisfactory to Lessor of the authority of the person(s) signing this Lease on behalf of Lessee to do so and that Lessee has approved entering into this Lease. Such evidence may include a certified copy of a resolution of the Board of Directors or members or partners of said entity authorizing or ratifying the execution of this Lease by a specific person(s) or other similar evidence. In the absence of such evidence, the individual(s) executing this Lease guarantees payment and fall performance of this Lease.

     17.22. NSF CHECKS. There will be a 350.00 service charge payable to Lessor on all NSF checks, which charge shall be in addition to, and not in substitution for, any late charges and interest due hereunder.

18. PARKING AND COMMON AREAS. The Lessee, its agents, employees and invitees shall be entitled to park in common with other lessees of Lessor providing that it agrees not to overburden the parking facilities of the Project and agrees to cooperate with the Lessor and other lessees in the use of the parking facilities. Lessor specifically reserves the right, in its absolute discretion, to determine whether parking facilities are becoming overburdened and in such event to allocate the parking spaces among the Lessee and other lessees, their agents, employees, and business invitees using the parking facilities in proportion to each such lessees share of the space within the Project All loading operations for receipt or shipment of goods, wares and merchandise by the Lessee shall be done in the rear of the Premises or in such area therein which is specifically designated in writing by the Lessor.

19. SAFETY. Lessee shall maintain on the Premises at all times during the Term hereof an adequate number, size and type of fire extinguishers as are appropriate to Lessee's business. Lessee will at all times adhere to good safety practices or as may be required by safety inspectors. No goods, merchandise or materials shall be kept, stored or sold by Lessee on or about the Premises which are in any way hazardous. Lessee, at its sole expense, shall comply with any and all requirements of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering the Premises, the Projector any portion thereof,

20. ATTORNMENT. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust covering the Premises, the Lessee shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease.

21. NO ACCESS TO ROOF. Lessee shall have no right of access to the roof of the Premises or the building in which the Premises are located and shall not install, repair or replace any aerial, fan, air conditioner or other device on the roof of the Premises or the building in which the Premises are located without the prior written consent of Lessor. Any aerial, fan, air conditioner or device installed without such written consent shall be subject to removal, at Lessee's expense, without notice, at any time.

22. SUCCESSORS AND ASSIGNS. Subject to any provisions hereof restricting assignment or subletting and subject to the provisions of SECTION 17.2, the covenants and conditions herein contained, inure to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

23. FINANCIAL STATEMENTS. Within fifteen (15) days after Lessor's request, Lessee shall deliver to Lessor the current financial statements of Lessee, and financial statements of the two (2) years prior to the current financial statements year, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Such financial statement, balance sheet and profit and loss statement shall be certified as accurate by Lessee or a properly authorized representative of Lessee if Lessee is a corporation, partnership or other business entity. Lessor shall keep such financial statements of Lessee confidential and shall not copy or disclose their contents except to Lessor's manager, members, lenders, and prospective purchasers of the Project

24. NO ACCORD OR SATISFACTION. No payment by Lessee or receipt by Lessor of a lesser amount than the monthly rent and other sums due hereunder shall be deemed to be other than on account of the earliest rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or other sum or pursue any other remedy provided in this Lease.

25. ACCEPTANCE. This Lease shall only become effective and binding upon full execution hereof by Lessor and delivery of a fully executed copy to Lessee.

26. INABILITY TO PERFORM. This Lease and the obligations of the Lessee hereunder shall not be affected or impaired because the Lessor is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Lessor.

27. INTENTIONALLY DELETED.

28. ALTERATIONS AND COMMON AREAS. Lessor shall have the right to make changes in the Common Areas or any part thereof, including, without limitation, changes in the location of driveways, entrances, exits, vehicular parking spaces and the direction of nit flow, and designation of restricted areas, as Lessor deems necessary or advisable for the proper and efficient operation and maintenance of the Common Areas. Notwithstanding the foregoing, Lessor shall not make changes in the Common Areas which materially and adversely affect access to, or visibility of, the Premises, except temporarily during periods of construction.

29. REVISIONS OF EXHIBIT "A". It is expressly agreed that the depiction of the Premises, the Project and the Common Areas on Exhibit "A" does not constitute a representation, covenant, or warranty of any kind by Lessor, and Lessor reserves the right to change the size, location, type and number of buildings within the Project and the location, type, design and dimensions of the Common Areas.

30. OTHER TENANTS. Lessor reserves the absolute right to permit such other tenancies and businesses in the Project as Lessor, in the exercise of its sole business judgment, shall determine to best promote the interests of the Project Lessee is not relying on the understanding, nor does Lessor represent, any specific lessee or number of lessees shall during the Term occupy any space in the Project Lessee hereby waives all defenses arising from, and Lessor shall not be liable for damages arising from, any actor neglect of any other lessee or from Lessor's acts or omissions in enforcing any provision of its lease against another lessee, whether or not Lessor has notice of the offending lessee's disturbing or unlawful actor the opportunity to cure the disturbance by invoking its powers under such other lease.

31. NAME OF PROJECT. Lessor shall have the right to change the name of the Project upon not less than thirty (30) days prior written notice to Lessee. Lessee agrees that the name of the Project shall be the sole property of and belong to Lessor. From and after the termination or expiration of the Term for any reason whatsoever, Lessee shall cease using the name of the Project for any purpose.

32. JOINT OBLIGATION. If there be more than one Lessee, the obligations hereunder imposed shall be join: and several.

33. CONSENTS AND APPROVALS. Except as specifically otherwise stated herein, all consents or approvals requested of Lessor hereunder may be granted or denied by Lessor in its sole and absolute discretion.

34. BASIC TERMS SHEET. The Basic Terms Sheet to which this Lease is attached is for the convenience of the parties in quickly referencing certain of the basic terms of the Lease. It is not intended to serve as a complete summary of the Lease. In the event of any inconsistency between the Basic Terms Sheet and the Lease, the applicable Lease provision shall prevail and control.

35. TRIPLE NET LEASE. Lessee acknowledges that this is a Triple Net Lease and that Lessee shall do all acts and make all payments connected with or arising out of its use and occupation of the Premises to the end that Lessor shall receive all rent provided for herein free and undiminished by any expenses, charges, fees, taxes and assessments, and Lessor shall not be obligated to perform any acts or be subject so any liabilities or to make any payments, except as otherwise specifically and expressly provided in this Lease.

The parties hereto have executed this Lease on the dates specified immediately adjacent to their respective signatures.

THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FAR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE LESSOR OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL EFFECT OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO.

LESSOR:                                   LESSEE:

Holualoa Peoria Avenue Industrial, LLC,   Titan Motorcycle Co. of America, Inc.,
an Arizona limited liability company      a Nevada corporation

By:  Holualoa Arizona, Inc.
     an Arizona corporation
Its: Manager

By: /s/ Sandra M. Alter                   By: /s/ Francis S. Keery
    ----------------------------------        ----------------------------------
Name: Sandra M. Alter                     Name: Francis S. Keery
      --------------------------------          --------------------------------
Title: Authorized Agent                   Title: CEO
       -------------------------------           -------------------------------
Date: 8/7/97                              Date: 8/7/97
      --------------------------------          --------------------------------

                                   EXHIBIT "A"


                            [Description of Location]

                                   EXHIBIT "B"

[ATTACH WORK LETTER, IF APPLICABLE, RELATING TO TENANT IMPROVEMENTS TO BE MADE TO PREMISES.]

                   ADDENDUM TO STANDARD COMMERCIAL-INDUSTRIAL
                                TRIPLE NET LEASE

     This Addendum to Standard Commercial-Industrial Triple Net Lease ("Addendum") is attached to and incorporated into that certain Standard Commercial-Industrial Triple Net Lease, dated as of August 7, 1997, between Holualoa Peoria Avenue Industrial, LLC, an Arizona limited liability company ("Lessor"), and Titan Motorcycle Co. of America, Inc., a Nevada corporation ("Lessee") (the "Lease"). In the event of any inconsistency between the terms of the Lease and this Addendum, the terms of this Addendum shall control. As hereinafter used, the term "Lease" means the Lease as amended by this Addendum.

     36. INTENTIONALLY DELETED.

     37. HVAC AND MECHANICAL EQUIPMENT. Notwithstanding the terms of PARAGRAPH 7 of the Lease to the contrary, during the first twelve (12) months of the Term, Lessor, shall, at its expense, maintain, service, replace and keep in good repair the heating, ventilating and air conditioning equipment and all mechanical equipment serving the Premises; provided, however, the foregoing obligation of Lessor shall in no event include any of the Leasehold Improvements described on EXHIBIT "B" to the Lease.

     38. MONTHLY BASE RENT. The monthly base rental shall commence February 1, 1998 (the "Rental Start Date"). Monthly base rental for the ten (10) month period commencing on the Rental Start Date shall be Seven Thousand Three Hundred Nine and no/100 Dollars ($7,309.00) triple net; monthly base rental for the twenty (20) month period after the ten (10) month period following the Rental Start Date shall be Eight Thousand Five Hundred Seventy-Three and no/100 Dollars ($8,573.00) triple net; and monthly base rental for the second twenty (20) month period after the ten (10) month period following the Rental Start Date shall be Nine Thousand Eight Hundred Thirty-Six and no/100 Dollars ($9,836.00) triple net. Lessee shall have the right to occupy the Premises from the Commencement Date until the Rental Start Date rent free.

     39. EXTENSION OPTION.

          39.1 Lessor hereby grants to Lessee one (1) option (the "Extension Option") to extend the Term of the Lease for an additional period of five (5) years (the "Option Term"), on the same terms, covenants and conditions as provided for in this Lease during the initial Term, except: (a) the monthly base rent payable during the Option Term shall be the "fair market rental rate" for the Premises as defined and determined in accordance with the Fair Market Rental Rate Rider attached to this Lease as EXHIBIT "C," provided, however, in no event shall the monthly base rent payable during the Option Term be less than the Adjusted Monthly Base Rent in effect from time to time, determined pursuant to
SECTION 39.4 below; (b) Lessor shall have no further right to extend the Term; and (c) the terms of EXHIBIT "B" shall be inapplicable to the Option Term.

          39.2 The Extension Option must be exercised, if at all, by written notice ("Extension Notice") delivered by Lessee to Lessor no later than the date which is one hundred eighty (180) days prior to the expiration of the initial Term. The Extension Option shall, at Lessor's sole option, not be deemed to be properly exercised if, at the time such Extension Option is exercised or on the scheduled commencement date for the Option Term, Lessee is then in default or Lessee has been chronically delinquent during the initial Term as described in
SECTION 15.1(E) of the Lease.

          39.3 Notwithstanding the determination of fair market rental rate pursuant to EXHIBIT "C" or of Adjusted Monthly Base Rent pursuant to SECTION 39.4, in no event shall the monthly base rent payable during any month of the Option Term be less than the monthly base rent payable during the previous month.

          39.4 Adjusted Monthly Base Rent shall be determined in accordance with the following formula on the first day of each of the five (5) years of the Option Term (the "Adjustment Date(s)") and shall be in effect for the subsequent 12 months:

        Adjusted Monthly Base Rent = monthly base rent as of the day prior to applicable Adjustment Date x (CPI-2/CPI-1).

In applying the above, the following definitions shall be used:

               39.4.1 "PRECEDING YEAR OF THE LEASE TERM" means the 12 months preceding the applicable Adjustment Date.

               39.4.2 "BUREAU" means the U.S. Department of Labor, Bureau of Labor Statistics or any successor agency that shall issue the indices or data referred to in SECTION 39.1.13.

               39.4.3 "CPI" means the monthly indices of the Consumer Price Index, All Urban Consumers (CPI-U), U.S. City Average, All Items (1982-84 equals
100), issued by the Bureau.

               39.4.4 "CPI-l" means the monthly CPI for the calendar month three
(3) months before the commencement of the Preceding Year of the Lease Term.

               39.4.5 "CPI-2" means the monthly CPI for the calendar month three
(3) months before the applicable Adjustment Date.

               39.4.6 If at the time of the computations provided for in SECTION 39.4, no CPI is compiled and published by any agency of the federal government, the statistics reflecting cost of living increases, as compiled by any institution or organization or individual generally recognized as an authority by financial and insurance institutions and acceptable to Lessor, shall be used as a basis for such adjustments.

               39.4.7 If Adjusted Monthly Base Rent exceeds the fair market rental rate for the Premises, Lessor shall notify Lessee in writing of the Adjusted Monthly Base Rent. Such notice shall include all the data used by Lessor in calculating the Adjusted Monthly Base Rent. In the event that Adjusted Monthly Base Rent is not determined prior to the commencement of any year during the Option Term, Lessee shall continue to pay to Lessor the monthly base rent last in effect until Lessee is notified of the Adjusted Monthly Base Rent and that the same exceeds the fair market rental rate for the Premises. Upon such notice, Lessee shall commence paying Adjusted Monthly Base Rent at the time the next monthly base rent payment is due, at which time Lessee shalt also reimburse Lessor for the difference between the amount of rental paid during such interim period and the amount of the Adjusted Monthly Base Rent for said period.

     40. Intentionally Deleted.

     41. Intentionally Deleted.

     42. Covenant of Quiet Enjoyment. Lessor covenants that so long as Lessee fulfills the conditions and covenants required of it to be performed under this Lease, Lessee will have peaceful and quiet possession of the Premises during the term hereof.

     43. Brokers. Lessor and Lessee represent and warrant to each other that they have not had any dealings with any real estate brokers, finders or agents in connection with this Lease. Lessor and Lessee agree to indemnity, defend (with counsel selected by the indemnified party and reasonably acceptable to the indemnifying party) and hold the other party and the other parties' nominees, successors and assigns harmless from any and all claims, costs, commissions, fees, or damages by any person or firm whom the indemnifying party authorized or employed, or acted by implication to authorize or employ, to act for the indemnifying party in connection with this Lease.

                                     LESSOR:

                                     Holualoa Peoria Avenue Industrial, LLC,
                                     an Arizona limited liability company

                                     By:  Holualoa Arizona, Inc., an Arizona
                                          corporation
                                     Its: Manager

                                          By: /s/ [illegible]
                                              ----------------------------------
                                          Its: Authorized Agent
                                               ---------------------------------


                                     LESSEE:

                                     Titan Motorcycle Co. of America, Inc.,
                                     a Nevada corporation

                                          By: /s/ Francis S. Keery
                                              ----------------------------------
                                          Its: CEO
                                               ---------------------------------

                                   EXHIBIT "B"

                              WORK LETTER AGREEMENT


     This Work Letter Agreement supplements the Standard Commercial-Industrial Triple Net Lease (the "Lease"), dated and executed concurrently herewith, by and between Lessor and Lessee, covering certain premises described in the Lease (the "Premises"). All terms not defined herein shall have the same meaning as set forth in the Lease.

     1. Construction of Leasehold Improvements.

          1.1. LEASEHOLD IMPROVEMENTS. Lessee shall furnish and install within the Premises those items of general construction (including any distribution to the Premises of any utilities and heating, ventilating and air conditioning service as is required to serve the Premises) shown on the plans and specifications finally approved by Lessor and Lessee pursuant to PARAGRAPH 2 below (the "Leasehold Improvements") in compliance with all applicable codes and regulations. The Leasehold Improvements shall be constructed substantially in accordance with the preliminary specifications and architectural renderings to be agreed to by the parties in writing (the "Preliminary Plans"). The Leasehold Improvements shall be constructed pursuant to this Work Letter Agreement by a general contractor chosen by Lessee, with the prior written consent of Lessor ("Lessee's Contractor"). Lessee's Contractor shall not be changed without the prior written consent of Lessor.

          1.2. CONSTRUCTION REPRESENTATIVES. Lessor hereby appoints Sandy Alter as Lessor's representative ("Lessor's Representative") to act for Lessor in all matters covered by this EXHIBIT "B." Lessee hereby appoints Frank Keery as Lessee's representative ("Lessee's Representative") to act for Lessee in all matters covered by this EXHIBIT "B." All communications with respect to the matters covered by this EXHIBIT "B" shall be made to Lessor's Representative or Lessee's Representative, as the case may be. Either party may change its representative under this EXHIBIT "B" at any time by written notice to the other party.

     2. Construction Plans for Premises.

          2.1. PREPARATION OF SPACE PLANS. Lessee's Contractor shall prepare preliminary space plans for the Premises. Lessee's Contractor shall also prepare detailed space plans sufficient to convey the architectural design of the Premises and layout of the Leasehold Improvements therein ("Space Plans"). The Space Plans shall be submitted to Lessor for Lessor's reasonable approval. If Lessor shall disapprove of any portion of the Space Plans, Lessor shall advise Lessee in writing of such disapproval and the reasons therefor. Lessee shall then submit to Lessor for Lessor's reasonable approval, a redesign of the Space Plans, incorporating those revisions required by Lessor.

          2.2. PREPARATION OF FINAL PLANS. Based on the approved Space Plans, Lessee shall cause an architect selected by Lessee and reasonably approved by

Lessor (the "Architect") to prepare complete architectural plans, drawings and specifications and complete engineering, mechanical, structural and electrical working drawings for all of the Leasehold Improvements for the Premises (collectively, the "Final Plans") showing: (a) the subdivision (including partitions and walls), layout, lighting, finish and decoration work (including carpeting and other floor coverings) desired by Lessee for the Premises; (b) all internal and external communications and utility facilities which will require conduiting or other improvements from the shell of the building of which the Premises are a part (the "Building") and/or within common areas; and (c) all other specifications for the Leasehold Improvements. The Final Plans shall be approved in the same manner as provided in SECTION 2.1 above for approval of Space Plans. Lessor need not approve Final Plans that would require material alterations of the Building shell.

          2.3. REQUIREMENTS OF LESSEE'S FINAL PLANS. Lessee's Final Plans shall include locations and complete dimensions and shall: (a) be compatible with the Building shell and with the design, construction and equipment of the Building;
(b) be compatible with and of at least equal quality to the existing improvements in the Building; and (c) comply with all applicable laws and ordinances, and the rules and regulations of all governmental authorities having jurisdiction, and all applicable insurance regulations.

          2.4. CHANGES TO SHELL OF BUILDING. If the approved Final Plans or any amendment thereof or supplement thereto shall require material alterations of the Building shell (without implying any obligation on Lessor to approve of the same), such alterations shall be performed by Lessee's Contractor as part of the Leasehold Improvements and the cost of the Building shell work caused by such alterations shall be charged against the Allowance.

          2.5. APPROVALS. Lessee shall be solely responsible for obtaining approval of the Final Plans by all governmental agencies having jurisdiction, including all necessary permits and the temporary and permanent certificate of occupancy (or other required, equivalent approval from the local governmental authority permitting occupancy of the Premises). Lessor shall reasonably cooperate with Lessee in obtaining such approvals.

     3. ALLOWANCE FOR LEASEHOLD IMPROVEMENTS.

          3.1. ALLOWANCE. Lessee shall receive from Lessor an allowance (the "Allowance") of up to, but not exceeding, $76,500.00, which Allowance shall be used solely to contribute toward payment of the Work Cost (as defined below) of the Leasehold Improvements. All items of Leasehold Improvements, whether or not the cost thereof is covered by the Allowance, shall become the property of Lessor upon expiration or earlier termination of the Lease and shall remain on the Premises at all times during the Term of this Lease, except as otherwise provided in SECTION 7.3 of the Lease.

          3.2. EXCESS WORK COSTS. In the event that the actual Work Costs exceed the Allowance, Lessee shall pay such excess and Lessor shall have no responsibility therefor. If prior to or during the construction of the Leasehold

Improvements, Lessor reasonably estimates that the Work Cost will exceed the Allowance by more than $50,000.00, Lessor may, at its option, require Lessee to post a payment and performance bond or other surety satisfactory to Lessor for the estimated excess Work Cost. Such excess shall be paid in accordance with
SECTION 3.4 below. If the Allowance exceeds the Work Cost, Lessee shall not be entitled to any payment, rent reduction or credit therefor.

          3.3. CHANGES. In the event that changes to the Space Plans or Final Plans are requested by Lessee or required by any governmental agency subsequent to Lessor's approval thereof, such changes and the costs thereof shall be forwarded to Lessor for approval (which approval shall not be unreasonably withheld) prior to incorporation into the work. After Lessors approval of the changes and the costs thereof, the changes shall be incorporated into the work by means of a change order.

          3.4. PAYMENT OF ALLOWANCE. The Allowance shall be paid by Lessor in accordance with this SECTION 3.4. Lessee or Lessee's Contractor shall provide Lessor by the fifteenth (15th) day of each calendar month with an invoice prepared by Lessee's Contractor (or Lessee's Architect with respect to design costs) setting forth the Work Cost payable since the last such invoice. Such invoice shall be accompanied by (i) a certificate from Lessee's Architect or Lessee's Contractor certifying that the Work Cost set forth in such invoice is accurate and that all Work Costs set forth in prior invoices have been paid,
(ii) copies of all invoices from subcontractors setting forth the Work Cost on Lessee's Contractor's invoice, (iii) receipts from such subcontractors acknowledging payment of the Work Cost set forth in prior invoices, and (iv) copies of lien waivers, or conditional lien waivers, in both Lessor's and Lessee's favor, from Lessee's Contractor and subcontractors (such waivers shall be conditional with respect to the Work Cost set forth in the invoice which they are accompanying and final with respect to the Work Cost on prior invoices). Lessor's approval of all such invoices shall not be unreasonably withheld, conditioned, or delayed. Lessor shall pay to Lessee's Contractor, or to Lessee's Architect with respect to design costs, within ten (10) calendar days of receipt of all of the foregoing, the Work Cost set forth on the invoice, less the amount of the retention as described in SECTION 4.1 below, to the extent Lessor, in its reasonable judgment, deems such Work Cost to be accurate. Upon exhaustion of the Allowance it shall become Lessee's responsibility to pay the Work Cost as set forth on such invoices, also within such ten (10) calendar day period, and Lessee shall provide Lessor promptly upon Lessors request with reasonable evidence of such payment. Upon final completion of all work to be undertaken by Lessee (including all punchlist items), which final completion shall be certified by the Architect and which final completion shall occur not later than two (2) years after the Lease Commencement Date, Lessee shall execute and deliver to Lessor a written acknowledgment that the Leasehold Improvements are approved by Lessee and a written certificate setting forth the amount and nature of all costs and expenses billed to Lessee in connection with the design, permit approval and construction of the Leasehold Improvements. Within ten (10) days after Lessor's receipt of such certificate, accompanied by copies of all related bills, invoices, receipts and final conditional lien waivers of all lien rights, in recordable form, from Lessee's Contractor and all subcontractors, Lessor shall pay to Lessee the remaining amount of such cost and expenses, including the actual hold back provided in the construction contract, up to and including, but not exceeding, the Allowance. Lessee shall receive no payment, rent reduction or credit for any unused portion of the Allowance. Lessor shall not be obligated to pay any portion of the Allowance for Work Cost incurred after the date that is two (2) years after the Lease Commencement Date.

     4. CONSTRUCTION.

          4.1. CONSTRUCTION CONTRACT. Not less than ten (10) days prior to commencement of construction of the Leasehold Improvements, Lessee shall enter into a construction contract with Lessee's Contractor, which contract shall provide for the retention of not less than ten percent (10%) of the monthly progress payments, and shall otherwise be approved in writing by Lessor, which approval shall not be unreasonably withheld or delayed. Lessee shall be solely responsible for the performance of the work of the Leasehold Improvements to be performed by Lessee's Contractor and any and all subcontractors, suppliers and the like performing services for Lessee and/or Lessee's Contractor.

          4.2. CONSTRUCTION SCHEDULE. Prior to commencement of construction of any Leasehold Improvements, Lessee shall furnish to Lessor's Construction
Representative for approval in writing a schedule setting forth projected completion dates.

          4.3. PROSECUTION OF LEASEHOLD IMPROVEMENTS. Following Lessor's approval of the Final Plans, and Lessee and Lessee's Contractor's selection of subcontractors (as approved by Lessor) and execution of the construction contract pursuant to SECTION 4.1 above, Lessee shall direct Lessee's Contractor and such subcontractors to immediately commence and diligently complete construction of the Leasehold Improvements; provided, however, Lessee shall have up to two years after the Lease Commencement Date to finally complete construction of the Leasehold Improvements. All Leasehold Improvements work shall be carried out in accordance with reasonable rules and regulations promulgated by Lessor. Such work shall be performed diligently, in a first-class, workmanlike manner and in accordance with all applicable laws. Prior to commencing such work, Lessee shall furnish Lessor with sufficient evidence that Lessee and Lessee's Contractor are carrying worker's compensation insurance in statutorily-required amounts, comprehensive general liability insurance and all other insurance in compliance with the Lease. Lessor shall have the right to enter the Premises at all times to inspect the work and to post notices of nonresponsibility. Lessee shall ensure lien-free completion of the Premises, and Lessee shall comply with all provisions of the Lease regarding liens, including PARAGRAPH 15 thereof.

     5. WORK COST. "Work Cost" means: (a) all design and engineering fees incurred in connection with the preparation of the Preliminary Plans, Space Plans and Final Plans (including the cost of Lessor's consulting engineers and other consultants); (b) costs of permits, fees and taxes; (c) testing and inspecting costs; (d) the actual costs and charges for material and labor, contractor's profit and contractor's general overhead incurred by Lessee in having the Leasehold Improvements done; and (e) all other costs expended in the construction of the Leasehold Improvements.

                                        LESSOR:

                                        Holualoa Peoria Avenue Industrial, LLC,
                                        an Arizona limited liability company

                                        By:  Holualoa Arizona, Inc., an Arizona
                                             corporation
                                        Its: Manager

                                             By: /s/ [illegible]
                                                 -------------------------------
                                             Its: Authorized Agent
                                                  ------------------------------

                                        LESSEE:

                                        Titan Motorcycle Co. of America, Inc.,
                                        a Nevada corporation

                                             By: /s/ Francis S. Keery
                                                 -------------------------------
                                             Its: CEO
                                                  ------------------------------

                                   EXHIBIT "C"

                          FAIR MARKET RENTAL RATE RIDER

     This Fair Market Rental Rate Rider ("Rider") supplements the Standard Commercial-Industrial Triple Net Lease to which it is attached (the "Lease"). Any term not defined herein shall have the same meaning as set forth in the Lease.

     1. The term "fair market rental rate" as used in the Lease shall mean the annual amount per rentable square foot, projected during the relevant period, that a willing, comparable, non-equity tenant (excluding sublease and assignment transactions) would pay, and a willing, comparable landlord of a comparable quality commercial-industrial building located in Phoenix, Arizona would accept, at arm's length for lease extensions or renewals (including what Lessor is accepting in current lease extension or renewal transactions for the Project), for space of comparable size, quality and floor height as the Premises, taking into account the age, quality and layout of the existing improvements in the Premises, and taking into account items that professional real estate appraisers customarily consider, including, but not limited to, rental rates, space availability, and tenant size, but excluding consideration of tenant improvement allowances, free rent and any other lease concessions, if any, then being charged or granted by Lessor or the landlords of such similar buildings, except if such lease concessions are then being offered in connection with lease renewals.

     2. In the event where a determination of fair market rental rate is required under the Lease, Lessor shall provide written notice of Lessor's determination of the fair market rental rate not later than forty-five (45) days after the last day upon which Lessee may timely exercise the right giving rise to the necessity for such fair market rental rate determination. Lessee shall have fifteen (15) days ("Lessee's Review Period") after receipt of Lessor's notice of the fair market rental rate within which to accept such fair market rental rate or to reasonably object thereto in writing and respond with Lessee's determination of fair market rental rate. Failure of Lessee to so object to the fair market rental rate submitted by Lessor in writing within Lessee's Review Period shall conclusively be deemed Lessee's approval and acceptance thereof. In the event Lessee objects to the fair market rental rate submitted by Lessor within Lessee's Review Period, Lessor and Lessee shall attempt in good faith to agree upon such fair market rental rate using their best good faith efforts. If Lessor and Lessee fail to reach agreement on such fair market rental rate within fifteen (15) days following Lessee's Review Period (the "Outside Agreement Date"), then each party's determination shall be submitted to appraisal in accordance with the provisions of PARAGRAPH 3 below.

     3. (a) Lessor and Lessee shall each appoint one (1) independent appraiser who shall by profession be a M.A.I. certified real estate appraiser who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of commercial-industrial properties in the area. The determination of the appraisers shall be limited solely to the issue of whether Lessors or Lessee's submitted fair market rental rate for the Premises is the closest to the actual fair market rental rate for Premises as determined by the appraisers, taking into account the requirements specified in PARAGRAPH 1 above. Each such appraiser shall be appointed within fifteen (15) days after the Outside Agreement Date.

     (b) The two (2) appraisers so appointed shall within fifteen (15) days of the date of the appointment of the last appointed appraiser agree upon and appoint a third appraiser who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) appraisers.

     (c) The three (3) appraisers shall within thirty (30) days of the appointment of the third appraiser reach a decision as to whether the parties shall use Lessor's or Lessee's determination of fair market rental rate, and shall notify Lessor and Lessee thereof in wilting.

     (d) The decision of the majority of the three (3) appraisers shall be binding upon Lessor and Lessee. If either Lessor or Lessee fails to appoint an appraiser within the time period specified in SECTION 3(A) hereinabove, the appraiser appointed by one of them shall reach a decision based upon the same procedures as set forth above (i.e., by selecting either Lessors or Lessee's submitted fair market rental rate), and shall notify Lessor and Lessee thereof, and such appraiser's decision shall be binding upon Lessor and Lessee.

     (e) If the two (2) appraisers fail to agree upon and appoint a third appraiser, both appraisers shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association Arbitration Rules for the Real Estate Industry based upon the same procedures as set forth above (i.e., by selecting either Lessor's or Lessee's submitted fair market rental rate).

     (f) The cost of appraisal (and, if necessary, arbitration) shall be paid by Lessor and Lessee equally.

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